UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Flushing Financial Corporation

(Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

FFIC FLUSHING Financial Corporation FLUSHING FINANCIAL CORPORATION 220 RXR PLAZA UNIONDALE, NY 11556 ATTN: SUSAN K. CULLEN V68674-P29425 Your Vote Counts! FLUSHING FINANCIAL CORPORATION 2025 Annual Meeting Vote by May 27, 2025 11:59 PM EDT. For shares held in a Plan, vote by May 21, 2025 11:59 PM EDT. You invested in FLUSHING FINANCIAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 28, 2025. Get informed before you vote View the Notice and Proxy Statement and 10-K/Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PV For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 28, 2025 1:00 p.m., New York Time Virtually at: www.virtualshareholdermeeting.com/FFIC2025 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class C Directors (for a term expiring in 2028) Nominees: 1a. James D. Bennett For 1b. John R. Buran For 1c. Alfred A. DelliBovi For 1d. Douglas C. Manditch For 2. Advisory vote to approve executive compensation. For 3. Ratification of appointment of BDO USA, P.C. as the Independent Registered Public Accounting Firm for the year ending December 31, 2025. For In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting or at any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V68675-P29425